                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Strategic Municipal Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen Florida Insured Tax Free Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Tax Managed Equity Growth Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Prime Rate Income Trust
                    Van Kampen Senior Floating Rate Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity and Income Fund
                    Van Kampen Exchange Fund

                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Comstock Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen U.S. Government Trust for Income
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Asian Equity Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Value Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Latin American Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Global Franchise Fund
                        Van Kampen Value Fund
                        Van Kampen Worldwide High Income Fund



* Funds that have not commenced investment operations.

CALIFORNIA INSURED MUNICIPALS INCOME TRUST                  SERIES 192
FLORIDA INSURED MUNICIPALS INCOME TRUST                     SERIES 131
MICHIGAN INSURED MUNICIPALS INCOME TRUST                    SERIES 169
NEW YORK INSURED MUNICIPALS INCOME TRUST                    SERIES 153
OHIO INSURED MUNICIPALS INCOME TRUST                        SERIES 113
INVESTMENT GRADE MUNICIPAL TRUST                            SERIES 14
MARYLAND INVESTOR'S QUALITY TAX EXEMPT TRUST                SERIES 89
INVESTMENT GRADE TRUST                                      SERIES 4
VK INSURED INCOME TRUST                                     SERIES 93
BIRINYI EQUITY SELECT TRUST                                 SERIES 4
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                     SERIES 6
MORGAN STANLEY CONSUMER INDEX PORTFOLIO                     SERIES 6
DOW 30 INDEX TRUST                                          SERIES 14
EAFE STRATEGIC 20 TRUST                                     SERIES 22
COMPETITIVE EDGE BEST IDEAS PORTFOLIO                       SERIES 22
ENERGY PORTFOLIO                                            SERIES 3
FINANCIAL INSTITUTIONS TRUST                                SERIES 14
FINANCIAL INSTITUTIONS PORTFOLIO CLASSIC SERIES             SERIES 14
SELECT 5 INDUSTRIAL PORTFOLIO                               SERIES 22
FOCUS VALUE PORTFOLIO                                       SERIES 5
VK GREAT INTERNATIONAL FIRMS TRUST                          SERIES 20
VK HEALTHCARE AND PHARMACEUTICAL TRUST                      SERIES 19
VK INTERNET TRUST                                           SERIES 33
STRATEGIC GROWTH LARGE CAP PORTFOLIO                        SERIES 22
VK LIFE PORTFOLIOS BIOTECHNOLOGY & PHARMACEUTICAL SERIES    SERIES 1
VK LIFE PORTFOLIOS INTERNET SERIES                          SERIES 1
VK LIFE PORTFOLIOS MS HIGH TECHNOLOGY 35 INDEX SERIES       SERIES 1
VK LIFE PORTFOLIOS MS US MULTINATIONAL 50 INDEX SERIES      SERIES 1
VK LIFE PORTFOLIOS BANDWIDTH & TELECOMMUNICATIONS SERIES    SERIES 1
MORGAN STANLEY HI-TECH 35 INDEX TRUST                       SERIES 25
MS HIGH TECHNOLOGY INDEX CLASSIC SERIES                     SERIES 25
MORGAN STANLEY US MULTINATL 50 INDEX PORTFOLIO              SERIES 12
ROARING 2000S TRUST                                         SERIES 17
ROARING 2000S PORTFOLIO CLASSIC SERIES                      SERIES 17
ROARING 2000S TRUST, TRADITIONAL SERIES                     SERIES 13
STRATEGIC SMALL CAP PORTFOLIO                               SERIES 22
S AND P SELECT CORE 20 PORTFOLIO                            SERIES 22
SELECT 10 INDUSTRIAL PORTFOLIO                              SERIES 23
SELECT S AND P INDUSTRIAL PORTFOLIO                         SERIES 22
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                   SERIES 22
VK TELECOMMUNICATIONS TRUST                                 SERIES 19
TELE GLOBAL PORTFOLIO CLASSIC SERIES                        SERIES 19
COHEN AND STEERS REIT INCOME PORTFOLIO                      SERIES 3
SELECT GROWTH TRUST                                         APRIL 2002 SERIES